EXHIBIT 4.22

Ref.: 3391.18806

October 11, 2012

Eagleford Energy Inc.

c/o Mr. James Cassina, President

Suite 1505, 1 King Street West

Toronto, ON M5H 1A1

Re: Evaluation of the P&NG Reserves of Eagleford Energy Inc.

(As of August 31, 2012) using Constant Prices and Costs

Dear Sir:

As requested, Sproule Associates Limited has prepared this letter report for Eagleford Energy Inc. which consists of an evaluation of the P&NG reserves of Eagleford Energy (As of August 31, 2012) using Constant Prices and Costs.

The constant price used in this report complies with the Securities & Exchange Commission’s (SEC) regulations. It was calculated as the unweighted arithmetic average of the first-day-of-the-month price for each month within the 12-month period prior to the end of the reporting period.

Table C-1, on the following page, summarizes our evaluation, based on constant prices and costs, before income taxes, of the P&NG reserves of Eagleford Energy Inc., as of August 31, 2012. The table presents summaries of the P&NG reserves for the various reserves categories valuation.

Table C-2 is also included and summarizes the reserves and values by property for the constant price case, before income taxes. Tables C-3 through C-3B show the cash flow forecasts for the constant price case for the various reserves categories.

The constant price used in this report is as follows:

Natural Gas:

AECO-C Spot 2.57 $/MMbtu

Exchange Rate 0.99 $US/Cdn

Appropriate adjustments have been made to the natural gas price to account for quality and transportation, and to reflect actual historical prices received for each property. This blending of constant prices may result in the appearance of varying constant prices in the Corporate cash flows.

The remaining assumptions relating to the calculation and evaluation of the reserves are the same as those presented in the detailed evaluation.

It is important to note that the estimate of the reserves to be recovered from a gas field is the sum of all the cumulative production until an economic limit is reached. The economic limit is a function of the production forecast, future prices and operating costs (including royalties and taxes) to maintain production.Consequently, when estimates of future prices and costs are changed, economic limits are also altered. In the evaluation process, production forecasts are truncated at the economic limits and thus, reserves estimates vary with price and cost sensitivities, as is the case between forecast and constant prices and cost forecasts.

1

Also, some entities may have reserves assigned to them under one price and cost scenario, but under less favourable price and cost projections, the net present values of the hydrocarbons that could be recovered may not be sufficient to offset the capital investment. Those entities whose undiscounted net present value became negative under less favourable price and cost projections were not included in the summary tables.

The values of the reserves presented in this constant price and cost evaluation should not be taken out of context, as they were prepared to comply with the Securities & Exchange Commission’s (SEC) regulations; therefore, they do not reflect our opinion of the market value of these reserves.

Table C-4 presents the summary of pricing assumptions for constant prices and costs.

Should you have any questions regarding this letter report, please do not hesitate to contact us.

Sincerely,
SPROULE ASSOCIATES LIMITED

/s/ Attila A. Szabo

Attila A. Szabo, P.Eng.
Manager, Engineering and Partner

/s/ Cameron P. Six

Cameron P. Six, P.Eng.
Vice-President, Engineering and Partner

Enclosure

AAS:smr

P:\EAGLEFORD ENERGY 18806\LETTER REPORT\LETTERREPORT.DOC

900, 140 Fourth Avenue SW Calgary AB T2P 3N3 Canada Telephone: 1-403-294-5500 Fax: 1-403-294-5590
Toll-Free: 1-877-777-6135

info@sproule.com www.Sproule.com

2

Table C-1

Eagleford Energy Inc.

Consolidation

SUMMARY OF THE EVALUATION OF THE P.&N.G. RESERVES

(As of Date: 2012-08-31)

	Remaining Reserves			Net Present Values Before Income Taxes
	Gross	Company
	100%	Gross	Net	@0%	@5%	@10%	@15%	@20%
				M$	M$	M$	M$	M$

Non-Assoc, Assoc Gas (MMcf)
Proved Developed Producing	2233	116	100	3	4	4	3	3
Probable Developed Producing	783	41	35	2	2	2	1	1
Total Proved + Probable	3016	157	135	6	6	5	5	4

Grand Total (Mboe)
Proved Developed Producing	372.1	19.3	16.6	3	4	4	3	3
Probable Developed Producing	130.5	6.8	5.8	2	2	2	1	1
Total Proved + Probable	502.6	26.1	22.4	6	6	6	5	4

Table C-2

Eagleford Energy Inc.

SAL X120831 Constant-0

SUMMARY OF THE EVALUATION OF THE P.&N.G. RESERVES

(As of Date: 2012-08-31)

	Lt, Med, Heavy Oil			Non-Assoc., Assoc. Gas/ Solution Gas			Natural Gas Liquids/Sulphur			Net Present Values Before Income Taxes
	Remaining Reserves	Company Reserves		Remaining Reserves	Company Reserves		Remaining Reserves	Company Reserves
		Gross	Net		Gross	Net		Gross	Net	@0%	@5%	@10%	@15%
	Mbbl	Mbbl	Mbbl	MMcf	MMcf	MMcf	Mbbl	Mbbl	Mbbl	M$	M$	M$	M$
				MMcf	MMcf	MMcf	MLt	MLt	MLt

Eagleford Energy Inc.
PDP				2233	116	100				3	4	4	3
TP				2233	116	100				3	4	4	3

PBDP				783	41	35				2	2	2	1
TPP				3016	157	135				6	6	5	5

Botha
PDP				2233	116	100				3	4	4	3
TP				2233	116	100				3	4	4	3

PBDP				783	41	35				2	2	2	1
TPP				3016	157	135				6	6	5	5

3

Table C-3

Proved + Probable

Eagleford Energy Inc.

Prod. Start: 2012-09-01

SUMMARY OF RESERVES AND NET PRESENT VALUE

(As of Date: 2012-08-31)

	Reserves
	Lt Med Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe

Gross	0.0	0.0	0	3016	0.0	0.0	0.0	0.0	0.0	0.0	502.6
Co Grs	0.0	0.0	0	157	0.0	0.0	0.0	0.0	0.0	0.0	26.1
Co Net	0.0	0.0	0	135	0.0	0.0	0.0	0.0	0.0	0.0	22.4

Net Present Value
Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SK Tax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$

0.0	0	9	0	3	0	6
5.0	0	7	0	2	0	6
8.0	0	7	0	1	0	5
10.0	0	6	0	1	0	5
12.0	0	6	0	1	0	5
15.0	0	5	0	1	0	5
20.0	0	5	0	0	0	4
25.0	0	4	0	0	0	4

Reserve Life = 13.8 yrs	Reserve Half Life = 4.8 yrs	BOE Reserve Index = 8.5

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE

Proved + Probable
(As of Date: 2012-08-31)

Year	Oil Comp Grs	Gas Comp Grs	BOE Comp Grs	Oil Rev	Gas Rev	Other Rev	Total Crown	Non- Crown	Lease Expen	Other Expen	Total Cap	Aband Etc	BTax Cash Flow
	Bb/d	Mcf/d	Boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$

2012	0	52	9	0	14	0	2	0	11	0	0	0	1
2013	0	49	8	0	41	0	7	0	33	0	0	0	1
2014	0	46	8	0	38	0	6	0	31	0	0	0	1
2015	0	43	7	0	36	0	5	0	29	0	0	0	1
2016	0	40	7	0	33	0	5	0	28	0	0	0	1
2017	0	37	6	0	31	0	4	0	26	0	0	0	1
2018	0	35	6	0	29	0	4	0	25	0	0	0	1
2019	0	32	5	0	27	0	3	0	23	0	0	0	1
2020	0	30	5	0	25	0	2	0	22	0	0	0	1
2021	0	28	5	0	23	0	2	0	21	0	0	2	1
2022	0	26	4	0	22	0	1	0	20	0	0	0	-1
2023	0	14	2	0	11	0	1	0	10	0	0	0	0
2024	0	13	2	0	11	0	1	0	10	0	0	0	0
2025	0	12	2	0	10	0	0	0	9	0	0	0	0
2026	0	11	2	0	5	0	0	0	5	0	0	2	-2
Total				0	356	0	44	0	303	0	0	3	6

Discounted	5%			0	278	0	36	0	235	0	0	2	6
Cash	10%			0	226	0	31	0	190	0	0	1	5
Stream	15%			0	190	0	27	0	158	0	0	1	5
	20%			0	163	0	23	0	135	0	0	0	4

4

Table C-3
Proved + Probable
Eagleford Energy Inc.
Prod. Start: 2012-09-01
PRODUCTION AND PRICE FORECAST
(As of Date: 2012-08-31)

Year	Gas Wells	Gas Daily	Gas Gross	Gas Co Gross	Gas Co Net	Gas Price
		Mcf/d	MMcf	MMcf	MMcf	$/Mcf

2012	2	993	121	6	5	2.27
2013	2	948	346	18	15	2.27
2014	2	884	323	17	14	2.27
2015	2	825	301	16	13	2.27
2016	2	769	282	15	12	2.27
2017	2	717	262	14	11	2.27
2018	2	669	244	13	11	2.27
2019	2	624	228	12	10	2.27
2020	2	583	213	11	10	2.27
2021	2	544	198	10	9	2.27
2022	2	507	185	10	9	2.27
2023	1	263	96	5	5	2.27
2024	1	248	91	5	4	2.27
2025	1	233	85	4	4	2.27
2026	1	218	40	2	2	2.27
Total			3016	157	135

5

Table C-3
Proved + Probable
Eagleford Energy Inc.
Prod. Start: 2012-09-01
YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date: 2012-08-31)

	Revenue						Royalties
Year	Oil	Gas	NGL	Sul	Roy	Other Income	Crown	Adjust	FH/ Indian	ORR	Min Taxes	Opex	NPI/ Other Expense
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$

2012	0	14	0	0	0	0	3	0	0	0	0	11	0
2013	0	41	0	0	0	0	8	1	0	0	0	33	0
2014	0	38	0	0	0	0	7	1	0	0	0	31	0
2015	0	36	0	0	0	0	6	1	0	0	0	29	0
2016	0	33	0	0	0	0	5	1	0	0	0	28	0
2017	0	31	0	0	0	0	5	1	0	0	0	26	0
2018	0	29	0	0	0	0	4	0	0	0	0	25	0
2019	0	27	0	0	0	0	3	0	0	0	0	23	0
2020	0	25	0	0	0	0	3	0	0	0	0	22	0
2021	0	23	0	0	0	0	2	0	0	0	0	21	0
2022	0	22	0	0	0	0	2	0	0	0	0	20	0
2023	0	11	0	0	0	0	1	0	0	0	0	10	0
2024	0	11	0	0	0	0	1	0	0	0	0	10	0
2025	0	10	0	0	0	0	0	0	0	0	0	9	0
2026	0	5	0	0	0	0	0	0	0	0	0	5	0
Total		356	0	0	0	0	49	6	0	0	0	303	0

		Capital
Year	Oper Inc	CEE	CDE	CCA	COGPE	Total Capital	Net Rev	Cum Net Revenue	ARTC	Aband Cost	SK Tax	Cash Flow	Cum Cash Flow
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$

2012	1	0	0	0	0	0	1	1	0	0	0	1	1
2013	1	0	0	0	0	0	1	2	0	0	0	1	2
2014	1	0	0	0	0	0	1	3	0	0	0	1	3
2015	1	0	0	0	0	0	1	4	0	0	0	1	4
2016	1	0	0	0	0	0	1	5	0	0	0	1	5
2017	1	0	0	0	0	0	1	6	0	0	0	1	6
2018	1	0	0	0	0	0	1	6	0	0	0	1	6
2019	1	0	0	0	0	0	1	7	0	0	0	1	7
2020	1	0	0	0	0	0	1	7	0	0	0	1	7
2021	1	0	0	0	0	0	1	8	0	0	0	1	8
2022	0	0	0	0	0	0	0	8	0	2	0	-1	7
2023	0	0	0	0	0	0	0	9	0	0	0	0	7
2024	0	0	0	0	0	0	0	9	0	0	0	0	7
2025	0	0	0	0	0	0	0	9	0	0	0	0	7
2026	0	0	0	0	0	0	0	9	0	2	0	-2	6
Total	9	0	0	0	0	0	9		0	3	0	6

	Discounted Cash Streams NPV (M$)
discR%	5	10	12	15	18	20	25
BT Net	7	6	6	5	5	5	4
BT Cash Flow	6	5	5	5	4	4	4

6

Table C-3A
Proved Developed Producing
Eagleford Energy Inc.
Prod. Start: 2012-09-01
SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date: 2012-08-31)

	Reserves
	Lt Med Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe

Gross	0.0	0.0	0	2233	0.0	0.0	0.0	0.0	0.0	0.0	372.1
Co Grs	0.0	0.0	0	116	0.0	0.0	0.0	0.0	0.0	0.0	19.3
Co Net	0.0	0.0	0	100	0.0	0.0	0.0	0.0	0.0	0.0	16.6

Net Present Value
Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SK Tax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$

0.0	0	7	0	3	0	3
5.0	0	6	0	2	0	4
8.0	0	5	0	2	0	4
10.0	0	5	0	1	0	4
12.0	0	5	0	1	0	3
15.0	0	4	0	1	0	3
20.0	0	4	0	1	0	3
25.0	0	4	0	0	0	3

Reserve Life = 10.7 yrs	Reserve Half Life = 3.5 yrs	BOE Reserve Index = 6.4

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE

Proved Developed Producing
(As of Date: 2012-08-31)
Year	Oil Comp Grs	Gas Comp Grs	BOE Comp Grs	Oil Rev	Gas Rev	Other Rev	Total Crown	Non- Crown	Lease Expen	Other Expen	Total Cap	Aband Etc	BTax Cash Flow
	Bb/d	Mcf/d	Boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$

2012	0	51	9	0	14	0	2	0	11	0	0	0	1
2013	0	48	8	0	40	0	7	0	32	0	0	0	1
2014	0	44	7	0	36	0	6	0	30	0	0	0	1
2015	0	40	7	0	33	0	5	0	27	0	0	0	1
2016	0	36	6	0	30	0	4	0	25	0	0	0	1
2017	0	33	5	0	27	0	3	0	24	0	0	0	1
2018	0	30	5	0	25	0	2	0	22	0	0	0	1
2019	0	26	4	0	22	0	2	0	20	0	0	2	-1
2020	0	14	2	0	12	0	1	0	11	0	0	0	0
2021	0	13	2	0	11	0	1	0	10	0	0	0	0
2022	0	12	2	0	10	0	0	0	9	0	0	0	0
2023	0	12	2	0	3	0	0	0	3	0	0	2	-2
Total				0	263	0	32	0	224	0	0	3	3

Discounted	5%			0	218	0	28	0	185	0	0	2	4
Cash	10%			0	186	0	25	0	156	0	0	1	4
Streams	15%			0	161	0	22	0	135	0	0	1	3
	20%			0	142	0	20	0	118	0	0	1	3

7

Table C-3A
Proved Developed Producing
Eagleford Energy Inc.
Prod. Start: 2012-09-01
PRODUCTION AND PRICE FORECAST
(As of Date: 2012-08-31)

Year	Gas Wells	Gas Daily	Gas Gross	Gas Co Gross	Gas Co Net	Gas Price
		Mcf/d	MMcf	MMcf	MMcf	$/Mcf

2012	2	987	120	6	5	2.27
2013	2	926	338	18	14	2.27
2014	2	842	307	16	13	2.27
2015	2	766	280	15	12	2.27
2016	2	697	255	13	11	2.27
2017	2	634	231	12	10	2.27
2018	2	577	211	11	10	2.27
2019	2	507	185	10	9	2.27
2020	1	274	100	5	5	2.27
2021	1	254	93	5	4	2.27
2022	1	235	86	4	4	2.27
2023	1	217	26	1	1	2.27
Total			2233	116	100

8

Table C-3A
Proved Developed Producing
Eagleford Energy Inc.
Prod. Start: 2012-09-01
SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date: 2012-08-31)

	Revenue						Royalties
Year	Oil	Gas	NGL	Sul	Roy	Other Income	Crown	Adjust	FH/ Indian	ORR	Min Taxes	Opex	NPI/ Other Expense
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$

2012	0	14	0	0	0	0	3	0	0	0	0	11	0
2013	0	40	0	0	0	0	7	1	0	0	0	32	0
2014	0	36	0	0	0	0	6	1	0	0	0	30	0
2015	0	33	0	0	0	0	5	1	0	0	0	27	0
2016	0	30	0	0	0	0	4	0	0	0	0	25	0
2017	0	27	0	0	0	0	3	0	0	0	0	24	0
2018	0	25	0	0	0	0	3	0	0	0	0	22	0
2019	0	22	0	0	0	0	2	0	0	0	0	20	0
2020	0	12	0	0	0	0	1	0	0	0	0	11	0
2021	0	11	0	0	0	0	1	0	0	0	0	10	0
2022	0	10	0	0	0	0	0	0	0	0	0	9	0
2023	0	3	0	0	0	0	0	0	0	0	0	3	0
Total		263	0	0	0	0	37	4	0	0	0	224	0

		Capital
Year	Oper Inc	CEE	CDE	CCA	COGPE	Total Capital	Net Rev	Cum Net Revenue	ARTC	Aband Cost	SK Tax	Cash Flow	Cum Cash Flow
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$

2012	1	0	0	0	0	0	1	1	0	0	0	1	1
2013	1	0	0	0	0	0	1	2	0	0	0	1	2
2014	1	0	0	0	0	0	1	3	0	0	0	1	3
2015	1	0	0	0	0	0	1	4	0	0	0	1	4
2016	1	0	0	0	0	0	1	4	0	0	0	1	4
2017	1	0	0	0	0	0	1	5	0	0	0	1	5
2018	1	0	0	0	0	0	1	6	0	0	0	1	6
2019	0	0	0	0	0	0	0	6	0	2	0	-1	4
2020	0	0	0	0	0	0	0	6	0	0	0	0	5
2021	0	0	0	0	0	0	0	6	0	0	0	0	5
2022	0	0	0	0	0	0	0	7	0	0	0	0	5
2023	0	0	0	0	0	0	0	7	0	2	0	-2	3
Total	7	0	0	0	0	0	7		0	3	0	6

	Discounted Cash Streams NPV (M$)
discR%	5	10	12	15	18	20	25
BT Net	6	5	5	4	4	4	4
BT Cash Flow	4	5	3	3	3	3	3

9

Table C-3B
Probable
Eagleford Energy Inc.
Prod. Start: 2012-09-01
SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date: 2012-08-31)

	Reserves
	Lt Med Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe

Gross	0.0	0.0	0	783	0.0	0.0	0.0	0.0	0.0	0.0	130.5
Co Grs	0.0	0.0	0	41	0.0	0.0	0.0	0.0	0.0	0.0	6.8
Co Net	0.0	0.0	0	35	0.0	0.0	0.0	0.0	0.0	0.0	5.8

Net Present Value
Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SK Tax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$

0.0	0	2	0	0	0	2
5.0	0	2	0	0	0	2
8.0	0	1	0	0	0	2
10.0	0	1	0	0	0	2
12.0	0	1	0	0	0	1
15.0	0	1	0	0	0	1
20.0	0	1	0	0	0	1
25.0	0	1	0	0	0	1

Reserve Life = 13.8 yrs	Reserve Half Life = 9.2 yrs	BOE Reserve Index = 150.4

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE

Probable
(As of Date: 2012-08-31)
Year	Oil Comp Grs	Gas Comp Grs	BOE Comp Grs	Oil Rev	Gas Rev	Other Rev	Total Crown	Non- Crown	Lease Expen	Other Expen	Total Cap	Aband Etc	BTax Cash Flow
	Bb/d	Mcf/d	Boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$

2012	0	0	0	0	0	0	0	0	0	0	0	0	0
2013	0	1	0	0	1	0	0	0	1	0	0	0	0
2014	0	2	0	0	2	0	1	0	1	0	0	0	0
2015	0	3	1	0	3	0	1	0	2	0	0	0	0
2016	0	4	1	0	3	0	1	0	2	0	0	0	0
2017	0	4	1	0	4	0	1	0	2	0	0	0	0
2018	0	5	1	0	4	0	1	0	3	0	0	0	0
2019	0	6	1	0	5	0	1	0	4	0	0	-2	2
2020	0	16	3	0	13	0	1	0	12	0	0	0	0
2021	0	15	3	0	12	0	1	0	11	0	0	0	0
2022	0	14	2	0	12	0	1	0	11	0	0	2	-1
2023	0	10	2	0	8	0	1	0	7	0	0	-2	2
2024	0	13	2	0	11	0	1	0	10	0	0	0	0
2025	0	12	2	0	10	0	0	0	9	0	0	0	0
2026	0	11	2	0	5	0	0	0	5	0	0	2	-2
Total				0	92	0	11	0	79	0	0	0	2

Discounted	5%			0	60	0	8	0	50	0	0	0	2
Cash	10%			0	41	0	6	0	33	0	0	0	2
Stream	15%			0	29	0	5	0	23	0	0	0	1
	20%			0	21	0	4	0	17	0	0	0	1

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Table C-3B
Probable
Eagleford Energy Inc.
Prod. Start: 2012-09-01
PRODUCTION AND PRICE FORECAST
(As of Date: 2012-08-31)

Year	Gas Wells	Gas Daily	Gas Gross	Gas Co Gross	Gas Co Net	Gas Price
		Mcf/d	MMcf	MMcf	MMcf	$/Mcf

2012	0	6	1	0	0	2.27
2013	0	22	8	0	0	2.27
2014	0	42	15	1	1	2.27
2015	0	59	21	1	1	2.27
2016	0	72	26	1	1	2.27
2017	0	83	30	2	1	2.27
2018	0	92	34	2	1	2.27
2019	0	118	43	2	2	2.27
2020	1	309	113	6	5	2.27
2021	1	290	106	6	5	2.27
2022	1	273	100	5	5	2.27
2023	0	191	70	4	3	2.27
2024	1	248	91	5	4	2.27
2025	1	233	85	4	4	2.27
2026	1	218	40	2	2	2.27
Total			783	41	35

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Table C-3B
Probable
Eagleford Energy Inc.
Prod. Start: 2012-09-01
SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date: 2012-08-31)

	Revenue						Royalties
Year	Oil	Gas	NGL	Sul	Roy	Other Income	Crown	Adjust	FH/ Indian	ORR	Min Taxes	Opex	NPI/ Other Expense
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$

2012	0	0	0	0	0	0	0	0	0	0	0	0	0
2013	0	1	0	0	0	0	0	0	0	0	0	1	0
2014	0	2	0	0	0	0	1	0	0	0	0	1	0
2015	0	3	0	0	0	0	1	0	0	0	0	2	0
2016	0	3	0	0	0	0	1	0	0	0	0	2	0
2017	0	4	0	0	0	0	1	0	0	0	0	2	0
2018	0	4	0	0	0	0	1	0	0	0	0	3	0
2019	0	5	0	0	0	0	2	0	0	0	0	4	0
2020	0	13	0	0	0	0	2	0	0	0	0	12	0
2021	0	12	0	0	0	0	1	0	0	0	0	11	0
2022	0	12	0	0	0	0	1	0	0	0	0	11	0
2023	0	8	0	0	0	0	1	0	0	0	0	7	0
2024	0	11	0	0	0	0	1	0	0	0	0	10	0
2025	0	10	0	0	0	0	0	0	0	0	0	9	0
2026	0	5	0	0	0	0	0	0	0	0	0	5	0
Total		92	0	0	0	0	13	1	0	0	0	79	0

		Capital
Year	Oper Inc	CEE	CDE	CCA	COGPE	Total Capital	Net Rev	Cum Net Revenue	ARTC	Aband Cost	SK Tax	Cash Flow	Cum Cash Flow
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$

2012	0	0	0	0	0	0	0	0	0	0	0	0	0
2013	0	0	0	0	0	0	0	0	0	0	0	0	0
2014	0	0	0	0	0	0	0	0	0	0	0	0	0
2015	0	0	0	0	0	0	0	0	0	0	0	0	0
2016	0	0	0	0	0	0	0	1	0	0	0	0	1
2017	0	0	0	0	0	0	0	1	0	0	0	0	1
2018	0	0	0	0	0	0	0	1	0	0	0	0	1
2019	0	0	0	0	0	0	0	1	0	-2	0	2	2
2020	0	0	0	0	0	0	0	1	0	0	0	0	3
2021	0	0	0	0	0	0	0	1	0	0	0	0	3
2022	0	0	0	0	0	0	0	2	0	2	0	-1	2
2023	0	0	0	0	0	0	0	2	0	-2	0	2	3
2024	0	0	0	0	0	0	0	2	0	0	0	0	4
2025	0	0	0	0	0	0	0	2	0	0	0	0	4
2026	0	0	0	0	0	0	0	2	0	2	0	-2	2
Total	2	0	0	0	0	0	2		0	0	0	2

	Discounted Cash Streams NPV (M$)
discR%	5	10	12	15	18	20	25
BT Net	2	1	1	1	1	1	1
BT Cash Flow	2	2	1	1	1	1	1

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Table C4
NI 51-101
Summary of Pricing Assumptions
As of August 31, 2012
Constant Prices and Costs

	Oil			Gas	NGLs
Year	WTI Cushing Oklahoma ($US/bbl)	Edmonton Par Price 40[o] API ($Cdn/bbl)	Cromer Medium 29.3[o] API ($Cdn/bbl)	Natural Gas (1) AECO Gas Prices ($Cdn/MMBtu)	Pentanes Plus F.O.B. Field Gate ($Cdn/bbl)	Butanes F.O.B. Field Gate ($Cdn/bbl)	Exchange Rate ($US/$Cdn)

Historical
Aug. 31, 2005	68.95	87.14	57.68	11.09	81.36	47.48	0.842
Aug. 31, 2006	70.27	70.98	83.11	5.07	70.34	65.11	0.904
Aug. 31, 2007	74.04	76.44	73.52	4.65	79.19	63.52	0.947
Aug. 31, 2008	115.46	122.15	113.47	7.12	122.58	83.38	0.942
Aug. 31, 2009	69.96	73.41	67.48	2.34	73.90	57.97	0.913
Aug. 31, 2010	71.92	73.22	70.05	3.34	75.01	51.22	0.940
Aug. 31, 2011	96.20	90.95	87.74	3.77	96.73	69.59	1.010

Constant
Aug. 31, 2012	94.28	90.56	84.78	2.57	104.64	67.35	0.99

(1)	This summary table indentifies benchmark reference pricing schedules that might apply to a reporting issuer.

Notes: Product sale prices will reflect these reference prices with further adjustments for quality and transportation to point of sale

13